Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation: These financial statements consolidate the operations and accounts of AK Steel Holding Corporation (“AK Holding”), its wholly-owned subsidiary AK Steel Corporation (“AK Steel”), all subsidiaries in which AK Holding has a controlling interest, and two variable interest entities for which AK Steel is the primary beneficiary. Unless the context indicates otherwise, references to “we,” “us” and “our” refer to AK Holding and its subsidiaries. We also operate Mexican and European trading companies that buy and sell steel and steel products and other materials. We manage operations on a consolidated, integrated basis so that we can use the most appropriate equipment and facilities for the production of a product, regardless of product line. Therefore, we conclude that we operate in a single business segment. All intercompany transactions and balances have been eliminated.

Accounting Changes
Adoption of New Accounting Principles: On January 1, 2018, we adopted the following new accounting principles, both of which have been applied retrospectively to all periods presented.

Pension and Other Postretirement Benefits: On January 1, 2018, we adopted Accounting Standards Update No. 2017-07, Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. Under this standard, the service cost component of periodic pension and other postretirement benefit (income) expense is included in cost of products sold and selling and administrative expenses, consistent with our treatment of other employee compensation costs. The remainder of periodic pension and other postretirement benefit expense (income) of $(71.9), $16.5 and $58.9 for the years ended December 31, 2017, 2016 and 2015, is recorded in a separate line in the consolidated statements of operations below operating profit. We have retrospectively applied the change in accounting principle to all periods presented. The adoption of this standard update had no other effect on our consolidated financial statements.

Inventory: On January 1, 2018, we changed our accounting method for valuing inventories to the average cost method for inventories previously valued using the last-in, first-out (LIFO) method. The effects of this change in accounting principle from LIFO to average cost have been retrospectively applied to all periods presented. See Note 2 for additional information.

Use of Estimates
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions that affect the amounts reported. We base these estimates on historical experience and information available to us about current events and actions we may take in the future. Estimates and assumptions affect significant items that include the carrying value of long-lived assets, including investments and goodwill; valuation allowances for receivables, inventories and deferred income tax assets; legal and environmental liabilities; workers compensation and asbestos liabilities; share-based compensation; and assets and obligations of employee benefit plans. There can be no assurance that actual results will not differ from these estimates.

Revenue Recognition
Revenue Recognition: Revenue from sales of products is recognized at the time that title and the risks and rewards of ownership pass, which can be on the date of shipment or the date of receipt by the customer depending on when the terms of customers’ arrangements are met, the sales price is fixed or determinable, and collection is reasonably assured.

Revenue Recognition, Excise And Sales Taxes	Sales taxes collected from customers are recorded on a net basis with no revenue recognized.
Cost of Products Sold
Cost of Products Sold: Cost of products sold consists primarily of raw materials, energy costs, supplies consumed in the manufacturing process, manufacturing labor, contract labor and direct overhead expense necessary to manufacture the finished steel product, as well as distribution and warehousing costs.

Cost of Products Sold, Equity Method Investments
Our share of the income (loss) of investments in associated companies accounted for under the equity method is included in costs of products sold since these operations are integrated with our overall steelmaking operations, except for our share of the loss of Magnetation LLC (“Magnetation”), which was included in other income (expense) in 2015.

Share-Based Compensation
Share-Based Compensation: Compensation costs for stock awards granted under our Stock Incentive Plan are recognized over their vesting period using the straight-line method. We estimate stock award forfeitures expected to occur to determine the compensation cost we recognize each period.

Legal Fees
Legal Fees: Legal fees associated with litigation and similar proceedings that are not expected to provide a benefit in future periods are expensed as incurred. Legal fees associated with activities that are expected to provide a benefit in future periods, such as costs associated with the issuance of debt, are capitalized as incurred.

Income Taxes	Income Taxes: Interest and penalties from uncertain tax positions are included in income tax expense.
Earnings per Share
Earnings per Share: Earnings per share is calculated using the “two-class” method. Under the “two-class” method, undistributed earnings are allocated to both common shares and participating securities. We divide the sum of distributed earnings to common stockholders and undistributed earnings allocated to common stockholders by the weighted-average number of common shares outstanding during the period. The restricted stock granted by AK Holding is entitled to non-forfeitable dividends before vesting and meets the criteria of a participating security.

Cash Equivalents	Cash Equivalents: Cash equivalents include short-term, highly liquid investments that are readily convertible to known amounts of cash and have an original maturity of three months or less.
Inventories	Inventory: Inventories are valued at the lower of cost or net realizable value. We measure the cost of inventories using the average cost method.
Property, Plant and Equipment
Property, Plant and Equipment: Plant and equipment are depreciated under the straight-line method over their estimated lives. Estimated lives are as follows: land improvements over 20 years, leaseholds over the life of the related operating lease term, buildings over 40 years and machinery and equipment over two to 20 years. The estimated weighted-average life of our machinery and equipment is 14 years at the end of the current year. Amortization expense for assets recorded under capital leases is included in depreciation expense. Costs incurred to develop coal mines are capitalized when incurred. We use the units-of-production method utilizing only proven and probable reserves in the depletion base to compute the depletion of coal reserves and mine development costs.

Property, Plant and Equipment, Planned Major Maintenance Activities	We expense costs for major maintenance activities at our operating facilities when the activities occur.
Property, Plant and Equipment, Impairment or Disposal of Long-Lived Assets
We review the carrying value of long-lived assets to be held and used and long-lived assets to be disposed of when events and circumstances warrant such a review. If the carrying value of a long-lived asset exceeds its fair value, an impairment has occurred and a loss is recognized based on the amount by which the carrying value exceeds the fair value, less cost to dispose, for assets to be sold or abandoned. We determine fair value by using quoted market prices, estimates based on prices of similar assets or anticipated cash flows discounted at a rate commensurate with risk.

Equity and Cost Method Investments, Policy [Policy Text Block]
Investments: Investments in associated companies are accounted for under the equity method. We review investments for impairment when circumstances indicate that a loss in value below its carrying amount is other than temporary.

Goodwill
Goodwill and Intangible Assets: Goodwill relates to our tubular and Precision Partners’ businesses. Intangible assets are recorded at cost, and those with finite lives are amortized over their estimated useful lives. We review goodwill for potential impairment at least annually on October 1 each year and whenever events or circumstances make it more likely than not that impairment may have occurred. Considering operating results and the estimated fair value of the businesses, the most recent annual goodwill impairment tests indicated that the fair value of each of our business reporting units was in excess of its carrying value. No goodwill impairment was recorded as a result of the annual impairment tests in the past three years.

Debt Issuance Costs	Debt Issuance Costs: Debt issuance costs for the revolving credit facility are included in other non-current assets and all other debt issuance costs reduce the carrying amount of long-term debt.
Pension and Other Postretirement Benefits
Pension and Other Postretirement Benefits: We recognize, as of a measurement date, any unrecognized actuarial net gains or losses that exceed 10% of the larger of the projected benefit obligations or the plan assets, defined as the “corridor”. Amounts inside the corridor are amortized over the plan participants’ life expectancy. We determine the expected return on assets using the fair value of plan assets.

Concentrations of Credit Risk
Concentrations of Credit Risk: We are primarily a producer of carbon, stainless and electrical steels and steel products, which are sold to a number of markets, including automotive, infrastructure and manufacturing, and distributors and converters. Net sales by product line are presented below:

	2017	2016	2015
Carbon steel	$4,034.5	$4,014.5	$4,746.8
Stainless and electrical steel	1,687.6	1,654.1	1,733.0
Tubular, components and other	358.4	213.9	213.1
Total	$6,080.5	$5,882.5	$6,692.9

Percentages of our net sales to various markets are presented below:

	2017	2016	2015
Automotive	65%	66%	60%
Infrastructure and Manufacturing	16%	16%	16%
Distributors and Converters	19%	18%	24%

We sell domestically to customers located primarily in the Midwestern and Eastern United States and to foreign customers, primarily in Canada, Mexico and Western Europe. Net sales to customers located outside the United States totaled $627.1, $655.6 and $855.7 for 2017, 2016 and 2015. We had one customer that accounted for 12% of net sales in 2017 and we had two customers that accounted for 12% and 11% of net sales in 2016 and 2015.

Concentrations of Credit Risk, Trade Accounts Receivable
Approximately 55% and 57% of accounts receivable outstanding at December 31, 2017 and 2016, are due from businesses associated with the U.S. automotive industry, including 18% of receivables due from one automotive customer as of December 31, 2017 and 16% due from one automotive customer as of December 31, 2016. Except in a few situations where the risk warrants it, we do not require collateral on accounts receivable. While we believe our recorded accounts receivable will be collected, we follow normal collection procedures if customers default. We maintain an allowance for doubtful accounts for the loss that would be incurred if a customer is unable to pay amounts due. We determine this allowance based on various factors, including the customer’s financial condition and changes in customer payment patterns. We write off accounts receivable against the allowance for doubtful accounts when it is remote that collection will occur.

Union Contracts
Union Contracts: At December 31, 2017, we employed approximately 9,200 people, of which approximately 5,700 are represented by labor unions under various contracts that expire between 2018 and 2021. In the first quarter of 2017, members of the United Steel Workers, Local 169, ratified a labor agreement covering approximately 305 hourly employees at Mansfield Works. The new agreement expires March 31, 2021. In the third quarter of 2017, members of the United Auto Workers, Local 3044, ratified a labor agreement covering approximately 330 hourly employees at our Rockport Works. The new agreement expires September 30, 2021. In the fourth quarter of 2017, members of the United Steel Workers, Local 1915, ratified a labor agreement covering approximately 90 hourly employees at the Walbridge, Ohio facility with our wholly-owned subsidiary AK Tube LLC. The new agreement is effective January 22, 2018 and expires January 22, 2021. In the fourth quarter of 2017, members of the United Auto Workers, Local 600, ratified a labor agreement covering approximately 1,170 hourly employees at our Dearborn Works. The new agreement expires July 31, 2021. An agreement with the International Association of Machinists and Aerospace Workers, Local 1943, which represents approximately 1,725 hourly employees at our Middletown Works, expires on March 15, 2018. An agreement with the United Steel Workers, Local 1865, which represents approximately 305 hourly employees at our Ashland Works, expires on September 1, 2018.

Financial Instruments, Derivatives
Financial Instruments: We are a party to derivative instruments that are designated and qualify as hedges for accounting purposes. We may also use derivative instruments to which we do not apply hedge accounting treatment. Our objective in using these instruments is to limit operating cash flow exposure to fluctuations in the fair value of selected commodities and currencies.

Fluctuations in the price of certain commodities we use in production processes may affect our income and cash flows. We have implemented raw material and energy surcharges for some contract customers. For certain commodities where such exposure exists, we may use cash-settled commodity price swaps, collars and purchase options, with a duration of up to three years, to hedge the price of a portion of our natural gas, iron ore, electricity, zinc and nickel requirements. We may designate some of these instruments as cash flow hedges and the effective portion of the changes in their fair value and settlements are recorded in accumulated other comprehensive income. We subsequently reclassify gains and losses from accumulated other comprehensive income to cost of products sold in the same period we recognize the earnings associated with the underlying transaction. Other instruments are marked to market and recorded in cost of products sold with the offset recorded as assets or liabilities.

Exchange rate fluctuations affect a portion of revenues and operating costs that are denominated in foreign currencies, and we use forward currency and currency option contracts to reduce our exposure to certain of these currency price fluctuations. These derivative contracts are entered with durations up to thirty-six months. Contracts that sell euros have not been designated as hedges for accounting purposes and gains or losses are reported in earnings immediately in other income (expense). Contracts that purchase Canadian dollars are designated as hedges for accounting purposes, which requires us to record the effective gains and losses for the derivatives in accumulated other comprehensive income (loss) and reclassify them into cost of products sold in the same period we recognize costs for the associated underlying operations. We recognize gains and losses on these designated derivatives immediately in cost of products sold if we calculate hedge ineffectiveness.

We formally document all relationships between hedging instruments and hedged items, as well as risk management objectives and strategies for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability, firm commitment or forecasted transaction that has been designated as a hedged item, and state how the hedging instrument is expected to hedge the risks from that item. We formally measure effectiveness of hedging relationships both at the hedge inception and on an ongoing basis. We discontinue hedge accounting prospectively when we determine that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; when the derivative expires or is sold, terminated or exercised; when it is probable that the forecasted transaction will not occur; when a hedged firm commitment no longer meets the definition of a firm commitment; or when we determine that designation of the derivative as a hedge instrument is no longer appropriate. Our derivative contracts may contain collateral funding requirements. We have master netting arrangements with counterparties, giving us the right to offset amounts owed under the derivative instruments and the collateral. We do not offset derivative assets and liabilities or collateral on our consolidated balance sheets.

Asbestos and Environmental Reserves
Asbestos and Environmental Accruals: For a number of years, we have been remediating sites where hazardous materials may have been released, including sites no longer owned by us. In addition, a number of lawsuits alleging asbestos exposure have been filed and continue to be filed against us. We have established accruals for estimated probable costs from asbestos claim settlements and environmental investigation, monitoring and remediation. If the accruals are not adequate to meet future claims, operating results and cash flows may be negatively affected. Our accruals do not consider the potential for insurance recoveries, for which we have partial insurance coverage for some future asbestos claims. In addition, some existing insurance policies covering asbestos and environmental contingencies may serve to partially reduce future covered expenditures.

New Accounting Pronouncements
New Accounting Pronouncements: The Financial Accounting Standards Board (“FASB”) issued a standard update during the first quarter of 2016 to simplify several aspects of the accounting for employee share-based payments. The new guidance requires companies to record excess tax benefits and tax deficiencies in the income statement when stock awards vest or are settled. In addition, companies will no longer separately classify cash flows related to excess tax benefits as a financing activity apart from other income tax cash flows. The standard also allows companies to repurchase more of each employee’s vesting shares for tax withholding purposes without triggering liability accounting, clarifies that all cash payments made to tax authorities on each employee’s behalf for withheld shares should be presented as a financing activity on companies’ cash flows statements, and provides an accounting policy election to account for forfeitures as they occur. We adopted this update effective January 1, 2017. The adoption had a minimal effect on us. We recognized previously unrecorded excess tax benefits offset with an equal change in valuation allowance. We have elected to continue to estimate forfeitures expected to occur to determine the compensation cost we recognize each period. The presentation requirements for cash flows related to employee taxes paid for withheld shares has no effect on us since we have historically presented these as a financing activity.

FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606), during the second quarter of 2014. Topic 606, as further amended by subsequent Accounting Standard Updates, affects virtually all aspects of an entity’s revenue recognition, including determining the measurement of revenue and the timing of when it is recognized for the transfer of goods or services to customers. Topic 606 is effective for us beginning January 1, 2018. The guidance permits two methods of adoption—retrospectively to each prior reporting period presented (full retrospective method), or retrospectively with the cumulative effect of initially applying the guidance recognized at the date of initial application (modified retrospective method). Topic 606 does not have a material effect on us as most revenue transactions recorded under Topic 606 will be substantially consistent with treatment under existing guidance. Our revenue transactions generally consist of a single performance obligation to transfer promised goods and are not accounted for under industry-specific guidance. Topic 606 also provides for enhanced disclosure requirements surrounding revenue recognition and we are currently completing our responsive disclosures. We will adopt the standard using the modified retrospective method as of January 1, 2018.

FASB issued Accounting Standards Update No. 2016-02, Leases (Topic 842), during the first quarter of 2016. Topic 842 requires entities to recognize lease assets and lease liabilities and disclose key information about leasing arrangements for certain leases. We will be required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. Topic 842 is effective for us beginning January 1, 2019. We are currently evaluating the effect of the adoption of Topic 842 on our consolidated financial position and results of operations. We expect that the adoption of the standard will result in a material increase to the assets and liabilities on our consolidated balance sheets.

In June 2016, the FASB issued a new standard to replace the incurred loss impairment methodology with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. In connection with recognizing credit losses on receivables and other financial instruments, we will be required to use a forward-looking expected loss model rather than the incurred loss model. The new standard will be effective for us beginning January 1, 2020, with early adoption permitted beginning January 1, 2019. Adoption of this standard is through a cumulative-effect adjustment to retained earnings as of the effective date. We are currently evaluating the effect of this standard on our consolidated financial position and results of operations.

In August 2017, the FASB issued a standard update to better align an entity’s risk management activities and financial reporting for hedging relationships through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results. Among other amendments, the update provided that for a cash flow hedge of a forecasted purchase or sale of a nonfinancial asset, an entity may designate as the hedged risk the variability in cash flows attributable to changes in a contractually specified component stated in the contract. The amendments in the update are effective for fiscal years beginning after December 15, 2018. Early application is permitted and we are planning to adopt the standard on January 1, 2018. We are evaluating the possibility to elect hedge accounting treatment for iron ore derivatives that are currently not eligible for hedge accounting, but this is not expected to be fully evaluated at adoption of the new standard.

Reclassifications	Reclassifications: We reclassified certain prior-year amounts to conform to the current-year presentation.